Lessor Commitments	12 Months Ended
Jan. 31, 2019
Disclosure of finance lease and operating lease by lessor [abstract]
Lessor Commitments

26	Lessor Commitments

The Group sub leases its US and Australian premises under a commercial lease. These non-cancellable leases have terms between 1 and 6 years. All leases include an option for the Group to increase rent to current market rental on an annual basis.

The future minimum lease payments under non-cancellable leases are:

	31 January 2019 NZ $000’s	31 January 2018 NZ $000’s	31 January 2017 NZ $000’s

- not later than one year	441	166	503
- between one year and five years	493	-	1,076
- later than five years	-	-	-
Total minimum lease payments	934	166	1,579